EXHIBIT 32.2

IBM CREDIT LLC

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of IBM Credit LLC (the “Company”) on Form 10-Q for the period ending June 30, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Adam Wilson, Vice President of Finance of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Adam Wilson

Adam Wilson
Vice President, Finance
August 3, 2017

A signed original of this written statement required by Section 906 has been provided to IBM Credit LLC and will be retained by IBM Credit LLC and furnished to the Securities and Exchange Commission or its staff upon request.